Sub-Item 77Q1(a)

                                AMENDMENT NO. 14
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

          This Amendment No. 14 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Institutional Class Shares to Invesco Convertible Securities Fund and Class S Shares to Invesco Moderately Conservative Allocation Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                               CLASSES OF EACH PORTFOLIO
---------                                               --------------------------
Invesco Balanced-Risk Retirement Now Fund               Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Balanced-Risk Retirement 2010 Fund              Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund              Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund              Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Balanced-Risk Retirement 2040 Fund              Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund              Class A Shares
                                                        Class A5 Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class C5 Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Basic Value Fund                                Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Conservative Allocation Fund                    Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class S Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Convertible Securities Fund                     Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Global Equity Fund                              Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Growth Allocation Fund                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class S Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Income Allocation Fund                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco International Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Mid Cap Core Equity Fund                        Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Moderate Allocation Fund                        Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class S Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Moderate Growth Allocation Fund                 Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Moderately Conservative Allocation Fund         Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class S Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Small Cap Growth Fund                           Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class Y Shares
                                                        Institutional Class Shares
                                                        Investor Class Shares

Invesco Van Kampen Asset Allocation Conservative Fund   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares

Invesco Van Kampen Asset Allocation Growth Fund         Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares

Invesco Van Kampen Asset Allocation Moderate Fund       Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares

Invesco Van Kampen Harbor Fund                          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Van Kampen Leaders Fund                         Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares

Invesco Van Kampen Real Estate Securities Fund          Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares
                                                        Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class Y Shares
                                                        Institutional Class Shares"